UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2 to the Current Report on Form 8-K, dated April 15, 2009
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                April 15, 2009

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:                (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Merrill Lynch & Co., Inc., filed a Current Report on 8-K dated April 15, 2009, including an Exhibit 16.1. Merrill Lynch is filing an amendment to the April 15 8-K to clarify that there were no disagreements with Deloitte & Touche LLP, Merrill Lynch’s former independent accountant, for the two most recent fiscal years and the subsequent period through April 15, 2009, the date of their dismissal, and to include an updated letter from Merrill Lynch’s former independent accountant. The updated version of Exhibit 16.1 attached hereto supersedes the Exhibit 16.1 filed with the April 15 8-K in its entirety.
Item 4.01 Changes in Registrant’s Certifying Accountant.
On April 15, 2009, the Audit Committee of the board of directors of Bank of America Corporation (“Bank of America”), the parent corporation of Merrill Lynch & Co., Inc. (the “Company”), approved the engagement of PricewaterhouseCoopers LLP, as the Company’s principal independent accountant to audit the Company’s consolidated financial statements. PricewaterhouseCoopers LLP currently serves as Bank of America’s principal independent accountant. This action effectively dismissed Deloitte & Touche LLP on this date as the Company’s principal independent accountants.
     The audit reports of Deloitte & Touche LLP on the Company’s consolidated financial statements, as of and for the fiscal years ended December 26, 2008 and December 28, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
     Deloitte & Touche LLP’s report on the consolidated financial statements of Merrill Lynch & Co., Inc. and subsidiaries as of and for the years ended December 26, 2008 and December 28, 2007 contained two separate paragraphs stating that, “As discussed in Notes 1 and 3 to the consolidated financial statements, in 2007 Merrill Lynch adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115,” and FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.” and “As discussed in Note 1, Merrill Lynch became a wholly-owned subsidiary of Bank of America Corporation on January 1, 2009.”
     The audit report of Deloitte & Touche LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 26, 2008 expressed an adverse opinion on the Company’s internal control over financial reporting because of material weaknesses. The audit report of Deloitte & Touche LLP on the effectiveness of internal control over financial reporting as of December 28, 2007, did not contain an adverse opinion. Both audit reports did not contain a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through April 15, 2009: (1) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference in connection with their opinion to the subject matter of the disagreement; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).
     During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through April 15, 2009, the Company did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

          The Company provided Deloitte & Touche LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. Deloitte & Touche LLP has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits
          16.1      Letter dated May 12, 2009 of Deloitte & Touche LLP to the SEC
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)
By:	/s/ Mason Reeves
Mason Reeves
Assistant Secretary

Date: May 12, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated May 12, 2009 of Deloitte & Touche LLP to the SEC